FVIT P3 12/22

[Franklin Templeton Logo]

SUPPLEMENT DATED DECEMBER 1, 2022

TO THE PROSPECTUS

DATED MARCH 1, 2022, AS AMENDED JUNE 1, 2022

OF

FRANKLIN MUTUAL U.S. MID CAP VALUE FUND

(a series of Franklin Value Investors Trust)

Effective December 31, 2022, the prospectus is amended as follows:

I. The following is added to the “Fund Summaries – Franklin Mutual U.S. Mid Cap Value Fund – Portfolio Managers” section of the prospectus:

Stephen Shunk, CFA

Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2022.

II. The following is added to the management team under the “Fund Details – Management” section of the prospectus:

Stephen Shunk, CFA Portfolio Manager of Franklin Mutual

Mr. Shunk has been a portfolio manager of the Mutual U.S. Mid Cap Value Fund since December 2022. He joined Franklin Templeton in 2005.

III. The following replaces the “Fund Details – Management – Grace Hoefig Senior Vice President of Franklin Mutual” and “Fund Details – Management – Srini Vijay, CFA Portfolio Manager of Franklin Mutual” sections of the prospectus:

Grace Hoefig Senior Vice President of Franklin Mutual

Ms. Hoefig has been a lead portfolio manager of the Mutual U.S. Mid Cap Value Fund since 2012 and assumed the duties of co-lead portfolio manager in December 2022. She joined Franklin Templeton in 2008.

Srini Vijay, CFA Portfolio Manager of Franklin Mutual

Mr. Vijay has been a portfolio manager of the Mutual U.S. Mid Cap Value Fund since 2019 and assumed the duties of co-lead portfolio manager in December 2022. He joined Franklin Templeton in 2019. Prior to joining Franklin Templeton, he was Senior Vice President, Equity Research Analyst at Neuberger Berman.

IV. The following replaces the management team under the “Fund Details – Management – Mutual U.S. Mid Cap Value Fund” section of the prospectus:

Mutual U.S. Mid Cap Value Fund

Grace Hoefig and Srini Vijay. As co-lead portfolio managers of the Fund, Ms. Hoefig and Mr. Vijay are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Stephen Shunk. Mr. Shunk is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Please keep this supplement with your prospectus for future reference.